UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

The High Yield Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Notes:

Reg. § 240.14a-101.

SEC 1913 (3-99)

THE HIGH YIELD INCOME FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the 2006 Annual Meeting of Stockholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 6, 2006, at 10:00 a.m., Eastern Standard time, at the principal executive office of the Fund Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, for the following purposes:

1. to elect three Class I directors of the Fund; and

2. to consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 10, 2006 as the record date for the determination of stockholders entitled to vote at the Meeting or any adjournment thereof.

Deborah A. Docs

SECRETARY and CHIEF LEGAL OFFICER

Dated: October 27, 2006

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE VOTING INSTRUCTIONS, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

THE HIGH YIELD INCOME FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102

PROXY STATEMENT

Annual Meeting of Stockholders December 6, 2006

This Proxy Statement is furnished by the Board of Directors (the Board) of The High Yield Income Fund, Inc. (the Fund) in connection with the Fund’s solicitation of proxies for use at the Annual Meeting of Stockholders (the Meeting) to be held on December 6, 2006 at 10:00 a.m., Eastern Standard Time, at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, the Fund’s principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board knows of no business other than the election of three Class I Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment in the interests of the Fund.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy; if no instructions are specified, shares will be voted FOR the election of each nominee for Class I Director and FOR or AGAINST any other matters acted upon at the Meeting or any adjournment thereof in the discretion of the persons named as proxies. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submission of a subsequently executed proxy prior to the Meeting date, or by attendance and voting at the Meeting. If sufficient votes to approve any proposed item are not received, the Chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

Since the election of each Director is to be determined by a plurality of the votes cast, each “broker non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matter.

The close of business on October 10, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,600,472 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. Each outstanding share (or fraction thereof) will be entitled to one vote (or fraction thereof) at the Meeting. It is expected that the Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying form of proxy will first be mailed to stockholders of record on or about October 27, 2006. The Fund’s most recent Annual Report for the fiscal year ended August 31, 2006 is being mailed to stockholders together with this Proxy Statement.

As of October 10, 2006, there were no owners of record or beneficial owners that held more than 5% of the outstanding shares of the Fund. As of October 10, 2006, the percentage of shares beneficially owned by any Director or Nominee and by all Directors and Officers of the Fund as a group, did not exceed 1% of the outstanding shares of common stock of the Fund.

The expenses of solicitation will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail. In addition, the Board has authorized management to retain, at their discretion, Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is estimated to be approximately $5,000 and will be borne by the Fund.

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund’s manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PI through its affiliate, Prudential Investment Management, Inc. (PIM or the Subadviser), Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, under a subadvisory agreement dated December 15, 1988 (Subadvisory Agreement). Both PI and PIM are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential). As of September 30, 2006, PI served as the manager to open-end investment companies, and as manager or administrator, as applicable, to closed-end investment companies with total aggregate assets of approximately $100.6 billion. The Fund’s Board, in addition to overseeing the actions of the Manager and Subadviser, decides upon matters of general policy relating to the Fund.

ELECTION OF DIRECTORS

PROPOSAL

The Fund’s Articles of Incorporation, as amended and restated (the Charter), provide that the Board will be divided into three classes of Directors (each, a Class), as nearly equal in number as possible. Each Class serves for three years, with one Class being elected each year upon expiration of its term. The Board is currently comprised of ten Directors apportioned among the Classes as indicated below:

Class I—Messrs. Carson, La Blanc and McCorkindale (whose terms expire in 2006)

Class II—Ms. Smith and Messrs. Gunia and Whitehead (whose terms expire in 2007)

Class III—Mses. Bynoe and Rice and Messrs. Redeker and Stoneburn (whose terms expire in 2008)

Pertinent information about each Class I Director nominee is set forth in the “Management of Fund” section below.

At each Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of stockholders at which Directors of that Class are elected and their successors are elected and qualified, (ii) the expiration of their terms in accordance with the Fund’s retirement policy or (iii) until they resign or are removed as permitted by law. The Fund’s retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

Three of the Directors, Messrs. Carson, La Blanc and McCorkindale, are standing for re-election by stockholders to serve as Class I Directors until the Fund’s 2009 Annual Meeting of Stockholders and until their successors have been elected and qualified. If elected, each nominee would serve as an Independent Director (as defined below).

The Board and the Nominating and Governance Committee met to discuss Board candidates and, after due consideration, recommended to stockholders the election of the nominees indicated above. The Board and the Nominating and Governance Committee took into consideration the knowledge, background, and experience of each nominee. In particular, the Board and the Nominating and Governance Committee considered each nominee’s familiarity with the investment company industry as well as his prior experience serving as director or trustee for certain mutual fund complexes, including the Fund Complex (as defined below). The Board and the

Nominating and Governance Committee also considered the nominees’ prior service as Directors of the Fund and their familiarity with the Fund.

All of the nominees have consented to be named in this Proxy Statement and to serve as Directors if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund and nominees is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by PI. None of the nominees is related to another. None of the Fund’s Independent Directors nor persons nominated to become Independent Directors owns shares of Prudential or its affiliates.

CLASS I DIRECTORS (NOMINEES FOR RE-ELECTION

FOR TERM EXPIRING 2009)

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships** Held by Director
Independent Directors
David E. A. Carson (72)	Director (Class I***)	Since 2003	Formerly Director (January 2000 to May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.	86

Robert E. La Blanc (72)	Director (Class I***)	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	85	Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67)	Director (Class I***)	Since 2003	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	85	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (since May 2001) (aerospace and defense).

OTHER DIRECTORS (NOT CURRENTLY UP FOR RE-ELECTION)

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships** Held by Director
Independent Directors
Linda W. Bynoe (54)	Director (Class III***)	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	82	Director of Simon Property Group, Inc. (since May 2003) (real estate investment trust); Anixter International (since January 2006) (communications products distributor); Director of Northern Trust Corporation (since April 2006).

Richard A. Redeker (63)	Director (Class III***)	Since 1993	Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).	85

Stephen G. Stoneburn (63)	Director (Class III***)	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	85

Robin B. Smith (66)	Director (Class II***)	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	85	Director of BellSouth Corporation (since 1992).

Clay T. Whitehead (67)	Director (Class II***)	Since 2003	President (since 1983) of YCO (new business development firm).	85

Interested Directors

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships** Held by Director
Interested Director(s)
Robert F. Gunia (59)††	Vice President and Director (Class II***)	Since 1996	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.	158	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.
Interested Director
Judy A. Rice (58)††	President and Director (Class III***)	Since 2003 Since 2000	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.	81

*	Unless otherwise indicated, the address of each Director or nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

**	This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the SEC or Commission) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
***	The Charter provides that the Board of Directors is divided into three Classes of Directors, as nearly equal in number as possible. Each Class serves for a term of three years, with one Class being elected each year. In addition, the Board of Directors has adopted a retirement policy which calls for the retirement of each Director on December 31 of the year in which the Director reaches the age of 75.
†	The Fund Complex consists of the Fund and any other investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, Nicholas-Applegate Fund, Inc., The Prudential Series Fund, American Skandia Trust, Prudential’s Gibraltar Fund, Inc., The High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.
††	Ms. Rice and Mr. Gunia are each deemed to be an “Interested Director” because they are officers of the Fund.

Compensation

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of the officers and employees of the Fund, as well as the fees and expenses of all Interested Directors of the Fund.

Currently, each Independent Director who serves on the Board of the Fund is paid annual fees as set forth below for his or her service on the Board of the Fund. The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on committee(s) of the Fund may receive additional compensation. The total amount of compensation paid to each Independent Director by the Fund Complex (including the Fund) may change as a result of the introduction of additional funds to the Fund Complex upon whose boards the Directors may be asked to serve. Board fees are reviewed periodically by the Fund’s Board.

Independent Directors may defer receipt of their Directors’ fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors’ fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any fund in the Fund Complex chosen by the Director. The Fund’s obligation to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 2006 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund’s Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2005.

Compensation Paid to Independent Directors

Name and Position(1)	Aggregate Fiscal Year Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total 2005 Compensation From Fund and Fund Complex Paid to Independent Directors
Linda W. Bynoe(3)	$1,379	None	None	$179,000 (34/82)(2)
David E. A. Carson	$1,372	None	None	$190,000 (37/86)(2)
Robert E. La Blanc	$1,379	None	None	$179,000 (36/85)(2)
Douglas H. McCorkindale(3)	$1,320	None	None	$170,000 (35/85)(2)
Richard A. Redeker	$1,392	None	None	$184,000 (35/85)(2)
Robin B. Smith(3)	$1,440	None	None	$193,000 (36/85)(2)
Stephen G. Stoneburn(3)	$1,377	None	None	$179,000 (36/85)(2)
Nancy H. Teeters(4)	$ 650	None	None	$160,000(2)
Clay T. Whitehead	$1,322	None	None	$174,000 (36/85)(2)

(1)	Interested Directors do not receive any compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.
(2)	Indicates number of funds/portfolios in the Fund Complex which existed at December 31, 2005 and excludes any funds/portfolios that were liquidated/merged during 2005.
(3)	Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2005, such compensation was deferred at the election of certain Independent Directors, in total or in part, under the Fund’s deferred fee agreement. Including accrued interest and the selected Fund Complex funds’ rate of return on amounts deferred through December 31, 2005, the total value of deferred compensation for the calendar year amounted to $18,629, $233,108, $19,719, and $374,645 for Ms. Bynoe, and Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.
(4)	Effective April 23, 2003, Ms. Teeters became a Director Emeritus.

If elected, the Directors will hold office generally without limit except that (a) any Director may resign; (b) any Director may be removed, but only for cause and only by the holders of at least 80% of the combined voting power of all classes of shares of capital stock entitled to be voted generally for the election for Directors; and (c) the Fund’s retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Board, the remaining Directors may fill such vacancy by appointing another Director, so long as immediately after such appointment, at least two-thirds of the Directors have been elected by stockholders. A Director so appointed by the Board will serve for the remainder of the term of the class of Directors in which such vacancy occurred.

The following tables set forth the dollar range of equity securities in the Fund beneficially owned by each Director or nominee, and, on an aggregate basis, in all registered investment companies overseen by that Director or nominee in the Fund Complex as of August 31, 2006. Other than the registered investment companies included in the definition of Fund Complex, the Fund does not hold itself out as part of any “family of investment companies”, as such term is defined by applicable law.

Share Ownership Table—Independent Directors and Nominees

Name of Director	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Fund Complex
Linda W. Bynoe	None	Over $100,000
David E. A. Carson	None	Over $100,000
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Clay T. Whitehead	None	Over $100,000

Share Ownership Table—Interested Directors

Name of Director	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Fund Complex
Judy A. Rice	None	Over $	100,000
Robert F. Gunia	None	Over $	100,000

None of the Independent Directors or nominees, or any member of his/her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of August 31, 2006.

Standing Board Committees

There were four regularly scheduled meetings the Fund’s Board for the fiscal year ended August 31, 2006. The Board of Directors currently has three standing Committees in connection with the governance of the Fund—Audit, Nominating and Governance, and one Investment Committee. For the fiscal year ended August 31, 2006, each of the incumbent Directors attended 75% or more of the total number of meetings of the Board of Directors and all Committees of which he or she was a member with the exception of Mr. Whitehead whose participation was 67%.

The Audit Committee consists of Ms. Bynoe, Messrs. Carson (Chair), Stoneburn and Whitehead and Ms. Smith (ex-officio) all of whom are independent and financially literate, as defined in Section 303A of the listing standards of the New York Stock Exchange. The Board has determined in accordance with Section 303A that Mr. Carson possesses accounting or related financial management expertise and qualifies as an “audit committee financial expert.” The Fund’s Board of Directors has adopted a written charter for the Audit Committee, a copy of which is set forth as Appendix B. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibility is oversight. It is the responsibility of the Manager, acting through its officers and employees, to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met five times during the fiscal year ended August 31, 2006. On October 24, 2006, the Audit Committee met to review the Fund’s audited financial statements. Attached as Appendix A is a copy of the Audit Committee’s Report with respect to the Fund’s audited financial statements. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with the Fund management and the independent registered public accounting firm, the Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2006 fiscal period be included in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. La Blanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The members of the Nominating and Governance Committee are also independent, as independence for nominating committee members is defined in the listing standards applicable to the Fund.

The Nominating and Governance Committee met four times during the fiscal year ended August 31, 2006. The Fund’s Board of Directors has adopted a charter for its Nominating and Governance Committee, a copy of which is attached as Appendix C. Pursuant to the charter, the Nominating and Governance Committee identifies, evaluates, selects and nominates, or recommends to the Board of Directors, candidates for the Board.

The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time to identify and evaluate potential nominees. The Nominating and Governance Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers. A description of the process and criteria used by the Nominating and Governance Committee is included in the charter. The Nominating and Governance Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria and in the same manner as that used to consider and evaluate candidates submitted from other sources. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a Board nominee. In evaluating Board nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualifications from serving on the board of a registered investment company.

Stockholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, The High Yield Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Stockholders can communicate directly with an individual Director by writing to that director at The High Yield Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

The Fund has no formal policy regarding Director attendance at the annual meeting of stockholders.

In September 2005, the Board also formed a committee to review the performance of the fund. The Committee reviews the performance of the fund and meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. The Committee consists of Messrs. La Blanc, Gunia, McCorkindale (Chair) and Redeker and Ms. Smith.

INFORMATION ABOUT THE FUND’S OFFICERS NOT PREVIOUSLY LISTED

Name, Address(1), Age	Position(s) Held with Fund and Length of Time Served(2)	Principal Occupation During Past Five Years
Grace C. Torres, Age 47	Treasurer and Principal Financial and Accounting Officer since February 1997.	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs, Age 48	Secretary since 1999, Assistant Secretary from February 1997 through February 1999 and Chief Legal Officer since 2005.	Vice President and Corporate Counsel (since January 2001) of Prudential Insurance Company of America, Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger, Age 47	Chief Compliance Officer since February 2004.	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of PIM; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain, Age 48	Assistant Secretary since May 2004.	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investments Services, Inc.

Andrew R. French, Age 43	Assistant Secretary since October 2006	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Name, Address(1), Age	Position(s) Held with Fund and Length of Time Served(2)	Principal Occupation During Past Five Years
Claudia DiGiacomo, Age 31	Assistant Secretary since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz, Age 35	Assistant Secretary since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam, Age 42	Assistant Treasurer since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende, Age 42	Assistant Treasurer since 2006

Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

(1)	The address of the executive officers is c/o: Prudential Investments LLC, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.
(2)	The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

Independent Registered Public Accounting Firms

Upon the recommendation of the Audit Committee, a majority of Independent Directors has selected the firm of KPMG LLP (KPMG) as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2007. The selection of KPMG was ratified by the entire Board.

In accordance with Independence Standards Board No. 1, KPMG, the Fund’s independent registered public accounting firm for the fiscal year ended August 31, 2006, has confirmed to the Audit Committee that they are independent with respect to the Fund.

On May 25, 2004, upon the recommendation of the Audit Committee, the Fund engaged KPMG as its new independent registered public accounting firm. The selection of KPMG was ratified by the entire Board. During the Fund’s two most recent fiscal years ended August 31, 2003 and the subsequent interim period through the date of their appointment, the Fund did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

The SEC’s auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the Affiliated Service Providers), if the services relate directly to the operations and financial reporting of the Fund.

Audit Fees

The aggregate Audit Fees billed by KPMG for the fiscal years ended August 31, 2006 and August 31, 2005 for professional services rendered by KPMG for the audit of the Fund’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagement for those fiscal years were $22,100 and $22,100, respectively.

Audit-Related Fees:

Fees designated as Audit-Related comprise assurance and related services provided by KPMG that are reasonably related to the performance of the audit or review of the Fund’s financial statements that are not reported under Audit Fees. These services include accounting consultations, fund merger support services and provision of agreed upon procedure reports, attestation reports and other internal control reports.

For the fiscal years ended August 31, 2006 and August 31, 2005, there were no Audit-Related Fees billed by KPMG for audit-related services provided by KPMG to the Fund or to the Fund’s Affiliated Service Providers (for which pre-approval by the Audit Committee was required).

Tax Fees:

Tax fees include professional services rendered by KPMG for tax compliance, tax advice and tax planning.

For the fiscal years ended August 31, 2006 and August 31, 2005, there were no Tax Fees billed by KPMG for tax services provided by KPMG to the Fund or to the Fund’s Affiliated Service Providers (for which pre-approval by the Audit Committee was required).

All Other Fees:

Fees in the Other Fees category relate to products and services provided by KPMG other than the services reported under the captions above.

For the fiscal years ended August 31, 2006 and August 31, 2005, there were no Other Fees billed by KPMG for products and services (other than the services reported under the captions above) provided by KPMG to the Fund or to the Fund’s Affiliated Service Providers (and for which pre-approval by the Audit Committee was required).

Aggregate Non-Audit Fees

For the fiscal years ended August 31, 2006 and August 31, 2005, the aggregate non-audit fees billed by KPMG for services rendered to the Fund and the Fund’s Affiliated Service Providers amounted to approximately $21,300 and $56,000, respectively.

The Audit Committee has considered the provision of non-audit services that were rendered to the Fund’s Affiliated Service Providers that were not pre-approved and determined that the provision of such services is compatible with maintaining KPMG’s independence.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of services provided by the Fund’s independent registered public accounting firm. In accordance with the policies and procedures, the

Audit Committee must pre-approve any independent registered public accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the firm, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. On an annual basis, the scope of audit for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent registered public accounting firm will be presented to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Certain non-audit services that the independent registered public accounting firm is legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to the Fund’s policies and procedures. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the committee chair pursuant to authority delegated in the policies and procedures.

Individual audit-related services and individual tax services that fall within certain designated categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the committee chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Certain non-audit services provided to PI or any of its affiliates that also provide ongoing services to the JennisonDryden and Strategic Partners Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Although the Audit Committee will not pre-approve all services provided to PI and its affiliates, the Committee will receive an annual report from the Fund’s independent registered public accounting firm showing the aggregate fees for all services provided to PI and its affiliates.

Representatives of KPMG are not expected to be present at the meeting, will not have an opportunity to make a statement and are not expected to be available to respond to questions.

The report of the Audit Committee, dated October 24, 2006, is attached to this proxy statement as Appendix A.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires the officers and directors of the Fund and persons who own more than ten percent of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such Forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year or prior fiscal years.

Required Vote

Directors must be elected by a vote of a plurality of the votes cast at the meeting in person or by proxy and entitled to vote thereupon, provided that a quorum is present at the Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES INDICATED ON THE PROXY CARD.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Stockholders in 2007, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, is June 29, 2007. Any stockholder proposal or director nomination that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this proxy statement no earlier than August 8, 2007 and no later than September 7, 2007; provided, however, that the Annual Meeting in 2007 is not advanced by more than 30 days or delayed by more than 60 days from the anniversary of this year’s Annual Meeting. Any such proposal not received during that period will be considered untimely and may be excluded from consideration at the next Annual Meeting in accordance with the Fund’s Amended and Restated Bylaws. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and Sections 1.12 and 1.13 of the Fund’s Amended and Restated Bylaws, respectively, must be complied with before consideration of the proposal is required. If such proposals are permitted to be brought before any meeting, the persons named as proxies in the proxies solicited by the Board for the 2007 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

Deborah A. Docs

SECRETARY AND CHIEF LEGAL OFFICER

Dated: October 27, 2006

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO INDICATE VOTING INSTRUCTIONS, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

THE HIGH YIELD INCOME FUND, INC.

(THE “FUND”)

AUDIT COMMITTEE REPORT

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s independent auditors, accounting policies and procedures and other areas relating to the Fund’s auditing and control process and the selection of the Fund’s independent auditors. The Committee operates pursuant to a charter adopted by the Board on September 11, 2006. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter.

In performing its oversight function, the Committee has considered and discussed with management and the independent auditors the Fund’s audited financial statements for its fiscal year ended August 31, 2006. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Committee has also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, delineating relationships between the independent auditors and the Fund, and discussed with the independent auditors the impact that any such relationships may have on the objectivity and independence of the independent auditors.

Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

The Audit Committee met on October 24, 2006 to consider and discuss the audited financial statements as of and for the fiscal year ended, August 31, 2006 with management and the independent auditors.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report for its fiscal year ended August 31, 2006.

The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rule 303A.06.

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SUBMITTED BY THE AUDIT COMMITTEE

OF THE FUND’S BOARD OF DIRECTORS

Linda W. Bynoe

David E.A. Carson

Robin B. Smith (Ex-Officio)

Stephen G. Stoneburn

Clay T. Whitehead

Dated: October 24, 2006

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Appendix B

AUDIT COMMITTEE

CHARTER

I. Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a) no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b) no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c) at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d) at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b) to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c) to oversee, or as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d) to approve the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund’s independent accountants;

(e) [Closed-end Funds only] to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in the company annual proxy statement; and

(f) to act as a liaison between the Fund’s independent accountants and the full Board.

III. Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’

responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund’s financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s investment adviser or administrator, acting through its officers and employees, not the Fund’s officers as such.

IV. Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b) to terminate, as appropriate, the independent accountants;

(c) to monitor the independence and capabilities of the independent accountants;

(d) to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e) to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund’s subadviser(s), if any), administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f) to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g) to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h) to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i) to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(j) to recommend to the Board of Directors the appointment of the Fund’s principal accounting officer and principal financial officer;

(k) to review the arrangements for and scope of the annual audit and any special audits;

(l) to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m) to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements, with Fund management and the Fund’s independent accountants, including reviewing the Fund’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and to review the independent accountants’ opinion on the Fund’s financial statements;

(n) to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices), any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(o) to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal control over financial reporting;

(p) to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices, their internal controls and procedures for financial reporting and the Fund’s policies with respect to risk assessment and risk management;

(q) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(r) to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(s) to review periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(t) to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(u) to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions;

(v) to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(w) [Closed-end Funds only] to discuss, as appropriate, the Fund’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(x) at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund, the Fund’s investment adviser, administrator and affiliates thereof;

(y) to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(z) [Closed-end Funds only] to provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are or become quoted or listed;

(aa) to report the Committee’s activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(bb) to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(cc) to evaluate annually the performance of the Audit Committee; and

(dd) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by a Fund’s Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V. Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

Appendix C

NOMINATING AND GOVERNANCE COMMITTEE

CHARTER

The responsibilities of the Nominating and Governance Committee of each Fund include:

•	Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•	Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent and Interested) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who (1) has served as an officer or director of the Fund’s manager, investment adviser, principal underwriter or any affiliate thereof during the preceding five years, or (2) is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•	Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund’s manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless five years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent.

•	Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting annually to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.

•	Assisting the Board Chair with the development of Board meeting agendas.

•	Reviewing each Director’s beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly or beneficially, investments in the Funds that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

•	Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

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•	Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•	Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its first quarterly meeting of that year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•	Monitoring the attendance by each Independent Director at no less than one educational seminar, conference or similar meeting per year, in accordance with Board expectations. Any Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before registering for or incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent Director before or shortly after the new Director joins the Board.

•	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “best practices.”

•	Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months’ notice before resigning from the Board.

•	Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

—annual Director fees;

—supplemental compensation for Committee service;

—supplemental compensation for serving as a Committee Chair;

—Board or Committee meeting attendance fees; and

—expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

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DETACH HERE

PROXY	THE HIGH YIELD INCOME FUND, INC.	PROXY

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

THIS PROXY IS PROPOSED BY THE HIGH YIELD INCOME FUND, INC. AND IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert F. Gunia, Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 10, 2006 at the Annual Meeting of Shareholders to be held on December 6, 2006, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

HAS YOUR ADDRESS CHANGED?

THE HIGH YIELD INCOME FUND, INC.

C/O COMPUTERSHARE

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE

☒	Please mark votes as in this example.	3476

The Board of Directors recommends a vote FOR the following nominees.

Election of Directors.

Class I: (01) David E.A. Carson, (02) Robert E. La Blanc, (03) Douglas H. McCorkindale

If you do not wish your shares voted “For” particular

nominee(s) mark the “For all nominees except” box and

indicate on the line below the nominee(s) for which you

wish authority to vote be withheld.

		FOR	☐	☐	WITHHELD
		ALL			FROM ALL
		NOMINEES			NOMINEES
FOR
ALL	☐
NOMINEES
EXCEPT

For all nominees except as noted on the line above

In their discretion, the Proxies are authorized to vote, according to their best judgment in the interest of The High Yield Income Fund, Inc., upon such other business as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change has been noted on the reverse side of this card.  ☐

The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the record books. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give full title of signing officer. If signer is a partnership, please sign in partnership name by authorized person, giving full title as such.

Signature:	Date: Signature: Date: